Joint Ventures	12 Months Ended
Dec. 31, 2011
Joint Ventures [Abstract]
JOINT VENTURES

5. JOINT VENTURES

UDR has entered into joint ventures with unrelated third parties to acquire real estate assets that are either consolidated and included in real estate owned on our Consolidated Balance Sheets or are accounted for under the equity method of accounting, and are included in investment in unconsolidated joint ventures on our Consolidated Balance Sheets. The Company consolidates an entity in which we own less than 100% but control the joint venture. In addition, the Company would consolidate any joint venture in which we are the general partner or managing member and the third party does not have the ability to substantively participate in the decision-making process nor the ability to remove us as general partner or managing member without cause.

UDR’s joint ventures are funded with a combination of debt and equity. Our losses are limited to our investment and except as noted below, the Company does not guarantee any debt, capital payout or other obligations associated with our joint venture portfolio.

Consolidated Joint Ventures

In August 2011, the Company invested in a joint venture with an unaffiliated third party to acquire and redevelop an existing commercial property into a 173 apartment home community in Orange County, California. At closing the Company contributed $9.0 million and at December 31, 2011, UDR owned a 90% controlling interest in the investment. Under the terms of the operating agreement, our partner is required to achieve certain criteria as it relates to the entitlement process. If the criteria are met on or before 730 days after the site plan application is deemed complete by the city, the Company is obligated to contribute an additional $3.0 million to the joint venture for distribution to our partner. At the acquisition date, the Company accrued and capitalized $3.0 million related to the contingent consideration, which represents the difference between fair value of the property of $9.8 million on the formation date and the estimated fair value of the underlying property upon completion of the entitlement process of $12.8 million. The Company estimated the fair value based on Level 3 inputs utilized in a third party valuation.

During the year ended December 31, 2011, the Company paid $450,000 to acquire from our partner its remaining 2% noncontrolling interests in the 989 Elements, Elements Too, and Bellevue joint ventures. The consideration paid in excess of the book value of the noncontrolling interest, is reflected as a reduction of the Company’s equity.

Unconsolidated Joint Ventures

The Company recognizes earnings or losses from our investments in unconsolidated joint ventures consisting of our proportionate share of the net earnings or loss of the joint ventures. In addition, we may earn fees for providing management services to the unconsolidated joint ventures. As of December 31, 2011, UDR had investments in the following unconsolidated joint ventures which are accounted for under the equity method of accounting.

In November 2010, the Company acquired The Hanover Company’s (“Hanover”) partnership interests in the Hanover/MetLife Master Limited Partnership (“UDR/MetLife I”) at a cost of $100.8 million. UDR/MetLife I owns a portfolio of 26 operating communities containing 5,748 apartment homes and 10 land parcels with the potential to develop approximately 2,000 (unaudited) additional apartment homes. Under the terms of UDR/MetLife I, UDR acts as the general partner and earns fees for property and asset management and financing transactions.

UDR has a weighted average ownership interest of 12.27% in the operating communities and 4.11% in the land parcels. The initial investment of $100.8 million consisted of $71.8 million in cash, which included associated transaction costs, and a $30.0 million payable (includes present value discount of $1.0 million) to Hanover. UDR agreed to pay the $30.0 million balance to Hanover in two interest free installments in the amounts of $20.0 million (paid in November 2011) and $10.0 million on the first and second anniversaries of the closing, respectively. The $30.0 million payable was recorded at its present value of $29.0 million using an effective interest rate of 2.67%. At December 31, 2011 and 2010, the net carrying value of the payable was $9.8 million and $29.1 million, respectively. Interest expense of $697,000 and $129,000 was recorded during the years ended December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the Company’s investment was $133.8 million and $122.2 million, respectively.

UDR’s total cost of its equity investment of $100.8 million differed from the proportionate share in the underlying net assets of UDR/MetLife I of $111.4 million. The difference of $10.6 million was attributable to certain assets and adjustments that were allocated to UDR’s proportionate share in UDR/MetLife I’s buildings of $8.4 million, land of $3.9 million, and ($1.6 million) of lease intangible assets. With the exception of land, the difference related to buildings is amortized and recorded as a component of loss from unconsolidated entities over 45 years and the difference related to lease intangible assets was amortized and recorded as a component of loss from unconsolidated entities over 11 months with the offset to the Company’s carrying value of its equity investment. During the years ended December 31, 2011 and 2010, the Company recorded $1.1 million and $264,000 of amortization, respectively.

In connection with the purchase of Hanover’s interests in UDR/MetLife I, UDR agreed to indemnify Hanover from liabilities arising from Hanover’s guaranty of $506.0 million in loans ($51.0 million outstanding at December 31, 2011) which are secured by a security interest in the operating communities subject to the respective loans. The loans are to the sub-tier partnerships which own the 26 operating communities. The Company anticipates that the balance of these loans will be refinanced by UDR/MetLife I over the next twelve months.

In October 2010, the Company entered into a joint venture to develop a 240-home community in Stoughton, Massachusetts. At December 31, 2011 and 2010, UDR owned a noncontrolling interest of 95% in the joint venture. Our initial investment was $10.0 million. Our investment at December 31, 2011 and 2010 was $17.2 million and $10.3 million, respectively.

In May 2011, the Company entered into a joint venture to develop a 263-home community in San Diego, California. At December 31, 2011 and at closing, UDR owned a noncontrolling interest of 95% in the joint venture. Our initial investment was $9.9 million and our investment at December 31, 2011 was $12.1 million.

In June 2011, UDR/MetLife I sold a parcel of land to a joint venture, in which the Company is a partner, to develop a 256-home community in College Park, Maryland. At December 31, 2011 and at closing, UDR owned a noncontrolling interest of 95% in the joint venture. Our initial investment was $7.1 million and our investment at December 31, 2011 was $8.6 million.

UDR is a partner with an unaffiliated third party, which formed a joint venture for the investment of up to $450.0 million in multifamily properties located in key, high barrier to entry markets such as Metropolitan Washington D.C. The partners will contribute equity of $180.0 million of which the Company’s maximum equity will be 30% or $54.0 million when fully invested. In 2010, the joint venture acquired its first property (151 homes). During the year ended December 31, 2011, the joint venture acquired two additional properties (509 homes). At December 31, 2011 and 2010, the Company owned a 30% interest in the joint venture. Our investment at December 31, 2011 and 2010 was $34.1 million and $5.2 million, respectively.

UDR is a partner with an unaffiliated third party which owns and operates 10 operating properties located in Texas (3,992 homes). UDR contributed cash and a property equal to 20% of the fair value of the properties. The unaffiliated member contributed cash equal to 80% of the fair value of the properties comprising the joint venture, which was then used to purchase the nine operating properties from UDR. Our initial investment was $20.4 million. Our investment at December 31, 2011 and 2010 was $7.1 million and $10.3 million, respectively.

We evaluate our investments in unconsolidated joint ventures for events or changes in circumstances that indicate there may be an other-than-temporary decline in value. We consider various factors to determine if a decrease in the value of the investment is other-than-temporary. Prior to their consolidation and during the year ended December 31, 2009, we recognized a non-cash charge of $16.0 million representing the other-than-temporary decline in the fair values below the carrying values of two of the Company’s Bellevue, Washington joint ventures, which were previously accounted for under the equity method. The Company did not recognize any other-than-temporary decrease in the value of its other investments in unconsolidated joint ventures during the years ended December 31, 2011, 2010 and 2009.

Summarized combined financial information relating to all the unconsolidated joint ventures operations (not just our proportionate share), is presented below for the years ended December 31, (dollars in thousands):

	Year ended December 31,
	2011	2010	2009 (a)
For the year ended:
Revenues	$201,368	$60,234	$48,575
Real estate depreciation and amortization	69,290	28,744	21,133
Net loss	(21,724)	(29,737)	(11,719)
UDR recorded loss from unconsolidated entities	6,352	4,204	18,665

(a)	Includes results of operations of joint ventures previously accounted for under the equity method through the effective date of consolidation.

Combined summary balance sheets relating to all the unconsolidated joint ventures (not just our proportionate share) is presented below for the years ended December 31, (dollars in thousands):

	2011	2010
Real estate, net	$2,908,623	$2,692,167
Total assets	2,998,866	2,807,886
Amount due to UDR	6,251	672
Third party debt	1,499,419	1,524,872
Total liabilities	1,561,396	1,580,733
Total Equity	1,437,470	1,227,153
Equity held by non-controlling interest	14,641	14,537

As of December 31, 2011and 2010, the Company had deferred fees and deferred profit from the sale of properties to a joint venture of $29.1 million and $28.9 million, respectively, the majority of which the Company will not recognize until the underlying properties are sold to a third party. The Company recognized $9.6 million, $3.2 million, and $1.9 million of management fees during the years ended December 31, 2011, 2010, and 2009, respectively, for our management of the joint ventures. The management fees are classified in “Other Income” in the Consolidated Statements of Operations.

At December 31, 2011, the Company is obligated to make additional capital contributions of $67.3 million to fund our unconsolidated development joint ventures. The Company may, in the future, make additional capital contributions to certain of our other joint ventures should additional capital contributions be necessary to fund acquisitions and operating shortfalls.